EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ Rex D. Adams
Rex D. Adams

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ Karen Brenner
Karen Brenner

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ John J. Burns, Jr.
John J. Burns, Jr.

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ Dan R. Carmichael
Dan R. Carmichael

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ Thomas S. Johnson
Thomas S. Johnson

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 18th day of April, 2010.

/s/ Jefferson W. Kirby
Jefferson W. Kirby

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ William K. Lavin
William K. Lavin

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ Phillip M. Martineau
Phillip M. Martineau

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ James F. Will
James F. Will

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint WESTON M. HICKS, with full powers of substitution, his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 60,000 shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued in connection with the grant of restricted shares and restricted share units and the exercise of options granted pursuant to the 2010 Directors’ Stock Plan, including specifically, but without limitation thereof, power and authority to sign the undersigned’s name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 20th day of April, 2010.

/s/ Raymond L.M. Wong
Raymond L.M. Wong